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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):   April 5, 2000


                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

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
         DELAWARE                              1-7882                                      94-1692300
         --------                              ------                                      ----------
(State or other jurisdiction                (Commission                              (I.R.S. Employer
         of incorporation)                  File Number)                             Identification No.)

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     One AMD Place,
     P.O. Box 3453
     Sunnyvale, California                        94088-3453
     ---------------------                        ----------
(address of principal executive offices)          (Zip Code)


Registrant's telephone number,
 including area code:                (408) 732-2400
                                      -------------


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Item 5.  Other Events.
-------  -------------

     On April 5, 2000, speaking at a news conference in Tokyo, Japan, AMD Chairman and Chief Executive Officer, W. J. Sanders III, said that he expects that the Company will report record sales in excess of $1 billion for its first quarter, which ended April 2, 2000. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

(c)  Exhibits

     Number                 Exhibit
     ------                 -------

     99.1        Press release dated April 5, 2000.

                                       2
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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ADVANCED MICRO DEVICES, INC.



Date:  April 17, 2000                By: /s/ Francis P. Barton
                                         ---------------------------------------
                                         Francis P. Barton
                                         Senior Vice President, Chief Financial
                                         Officer

                                       3
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                                 Exhibit Index
                                 -------------


     Number                Exhibit
     ------                -------

     99.1              Press release dated April 5, 2000.

                                       4